EXHIBIT 10.11


            CONFIDENTIALITY, SHAREHOLDERS AND DEVELOPMENT AGREEMENT


     This AGREEMENT made and entered into this 15th day of January 2008, by and between:

     SUNGAME CORPORATION (hereinafter referred to as "SUN"), a business corporation duly organized, registered and existing under and by virtue of the laws of the United States, with principal office address at 501 Silverside Road, Suite 105, Wilmington, DE 19809, USA, herein represented by its Chief Executive Officer, MR. GUY M. ROBERT;

                                      -and-

     SLYCESOFT GAMES DEVELOPMENT (hereinafter referred to as "SGD"), a business proprietorship duly registered and existing under and by virtue of the laws of the Philippines, with principal office address at 3 F. Santos, San Juan City, Metro Manila, Philippines, herein represented by its President, MR. RANULF J. GOSS (hereinafter referred to as "GOSS").

     WITNESSETH,THAT:

     WHEREAS, GOSS has been responsible for the successful development of Virtual World solutions for SUN during the year 2007. Said development has been financed and is owned by SUN. The first version will be launched on January 2008

     WHEREAS, GOSS is the sole owner of SGD which is currently not in operation. SGD does not have any debts and is not involved in any legal dispute.

     WHEREAS, SUN is interested in placing all development related operation in a formal development vehicle in the Philippines. Hence, rather than establishing a new company in the Philippines, SUN manifests its intention of seeking the professional expertise of SGD in achieving the same, considering the latter as suitable to be the said vehicle.

     NOW, THEREFORE, the parties hereto have agreed, and they hereby agree, as follows:

TERM OF AGREEMENT

     This Agreement shall be effective for a period of three (3) years from the date the same is duly signed unless any of the following events occur: (a) SUN has acquired and paid in full for SGD; or (b) upon mutual agreement by the parties in writing.

     In the event that any of the aforementioned events occur, this Agreement shall be deemed terminated.

CONFIDENTIALITY

     SGD, as represented by GOSS, is committed to preserve confidential SUN proprietary business information. Therefore, it shall keep all information provided by SUN completely confidential; and SGD shall not provide any information related to or in connection with any engaged project to any external person or entity without first obtaining the consent of SUN. This paragraph shall survive for a period of two (2) years after the termination of this Agreement.


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Confidentiality, Shareholders And Development Agreement
Page 2 of 5


OPERATIONAL ACTIVITIES

     SGD shall be responsible for the continued development of the SUN Virtual World project as agreed upon and approved by SUN. The quarterly operational expense projections shall be provided to SUN for approval.

     All expenses, as well as receivables, including the financing from SUN, detailed in this agreement, will be properly book kept and included in yearly tax return statements by GOSS according to applicable laws.

     It is understood that there are well-known business entities in the Philippines that have expressed interest in availing the services of SGD. This is highly encouraged by SUN but, to avoid delays in the internal development of Virtual World project, any offers to such business entities shall require prior approval of SUN.

COMMITMENT FEE

     SUN shall provide and guarantee the amount of THIRTY FIVE THOUSAND US DOLLARS ($ 35,000.00 USD) to SGD as an initial fee, to be used in the manner provided for in the breakdown reflected in Annex "A" attached hereof.

     This fee shall be paid in two payments: (1) 50% thereof, on the date this Agreement is duly signed; and (2) the remaining 50%, thirty (30) days thereafter. The risk compensation mentioned in the table reflected in Annex "A" attached hereof shall not be paid until after the second payment has been received by GOSS.

     Immediately after the first payment, GOSS will start moving into managing and operating SGD for the development of the Virtual World project of SUN on a full time basis.

     GOSS will, in cooperation with SUN, establish all necessary processes to ensure optimal efficiency at SGD.

FINANCING OF SGD

     SUN shall be solely responsible for the financial support of SGD's business operation during the term of this Agreement. As an initial fund to SGD's operation, SUN shall guarantee to SGD a minimum amount of TWO HUNDRED THOUSAND US DOLLARS ($ 200,000.00 USD) including the above mentioned commitment fee, for its 2008 operational expenses, pending approved external financing. SUN will, each quarter in advance, provide the budgeted amount to SGD starting from the time the said financing is available.

     In case of failure on the part of SUN to provide the minimum amount of ONE HUNDRED THOUSAND US DOLLARS ($ 100,000.00 USD) within the first half of the year 2008, and/or the remaining amount of ONE HUNDRED THOUSAND US DOLLARS ($ 100,000.00 USD) within the year 2008, this Agreement is automatically terminated. Consequently, GOSS and SGD shall be released from any and/or all of its commitment to SUN.

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Confidentiality, Shareholders And Development Agreement
Page 3 of 5


OPTIONAL RIGHT TO AQUIRE

     SUN has the option to acquire SGD at any time within three (3) years from the date this Agreement was duly signed. The following sequential steps will be followed if SUN decides to acquire SGD:

     1.   SUN will notify SGD in writing that SUN has decided to acquire SGD;
     2.   SUN will request SGD in writing to convert SGD to a Stock Corporation;
     3. Upon receipt of the said written request, not later than fifteen (15) days thereof, GOSS will initiate and manage the legal and administrative processes in converting SGD from a Single Proprietorship to a Stock Corporation. However, all necessary and incidental expenses resulting from said processes shall be shouldered by SUN until the aforesaid task is fully accomplished; and
     4. As soon as SGD becomes a Stock Corporation and allowed by law, SUN will buy every issued share (Common Stocks) of SGD for the amount of ONE US DOLLAR ($ 1.00 USD).

IP RIGHTS AND SOURCE CODES

     Every and all development provided by SGD under this Agreement are solely owned by SUN and all Intellectual Property Rights and source codes shall be owned by SUN and may not be offered or distributed to any external party without the written approval from SUN.

COMPLETE AGREEMENT

     It is understood that this Agreement constitutes the complete and exclusive expression of the terms and conditions between the parties and there are no promises, representations or inducements except such as are herein provided. Any other prior agreements or understandings are hereby rescinded and unenforceable.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

SEPARABILITY CLAUSE

     If any paragraph, subparagraph or part of this Agreement is declared contrary to law or public policy, or is otherwise declared invalid, such shall not affect the other paragraphs, sub-paragraphs or parts of this Agreement, and to which shall remain in full force and effect.

JURISDICTION/CONSTRUCTION

     The laws of the State of Delaware, USA shall govern this Agreement as to the construction/interpretation of the terms and conditions.

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Confidentiality, Shareholders And Development Agreement
Page 4 of 5


     IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the date first written above.


SUNGAME CORPORATION                      SLYCESOFT GAMES DEVELOPMENT


By: /s/ Guy M. Robert                    By: /s/ Ranulf J. Goss
   --------------------------               --------------------------
    GUY M. ROBERT                            RANULF J. GOSS
    CHIEF EXECUTIVE OFFICER                  PRESIDENT


                           SIGNED IN THE PRESENCE OF:


Signature:                               Signature: /s/ Norman Goss
          ---------------------------              -----------------------------

Name:                                    Name: Norman Goss
     --------------------------------         ----------------------------------

Address:                                 Address: 3 F. Santos St.
        -----------------------------            -------------------------------

Address:                                 Address: San Juan City 1500 Philippines
        -----------------------------            -------------------------------


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Confidentiality, Shareholders And Development Agreement
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
                                                ANNEX "A"

                                        COMMITMENT FEE BREAKDOWN


                                   ITEM                                               AMOUNT ( USD )
------------------------------------------------------------------------------    ---------------------
1.  Salary compensation to GOSS for the first two (2) months operating SGD
    under this Agreement                                                               USD 8,000.00

2.  Non-refundable additional salary compensation to GOSS as a risk
    compensation for leaving his current employer                                          8,000.00

3.  Bond compensation of GOSS towards current employer                                     1,500.00

4.  Lease of new SGD office with lease contract to be approved by SUN                      6,000.00

5.  Internet connections for new SGD office                                                1,500.00

6.  Consulting fees of Senior staff covering the first sixty (60) days of
    operation                                                                              5,500.00

7.  Consulting fees of Junior staff covering the first sixty (60) days of
    operation                                                                              2,500.00

8.  Other administrative expenses within the discretion of GOSS                            2,000.00
                                                                                  ---------------------


                                                                         Total        USD 35,000 00
